Offerings - Offering: 1	Jul. 30, 2025 USD ($)
Offering:
Fee Previously Paid	false
Rule 0-11	true
Transaction Valuation	$ 211,453,274.00
Fee Rate	0.01531%
Amount of Registration Fee	$ 32,373.50
Offering Note	Estimated for purposes of calculating the amount of the filing fee only. The amount is based upon the offer to purchase up to 11,538,063 Shares (approximately 5.00% of the net assets of the Fund as of June 30, 2025) based on a net asset value per Class D Share, Class I Shares and Class R Share as of close of business on June 30, 2025 of $18.36, $18.57 and $17.96, respectively.